UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by Registrant	[X]

Filed by Party other than Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement	[X]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

COCRYSTAL PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____ per share as determined under Rule 0-11 under the Exchange Act.

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 6, 2018

DATE: AUGUST 6, 2018

TIME: AT 2:00 PM EASTERN TIME

LOCATION: 4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA 33137

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT, FORM 10-K, AS AMENDED, AND PROXY CARD) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT: http://www.equitystock.com.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to http://www.equitystock.com.
Step 2: Click the “Vote Your Proxy” link.
Step 3: Click on the logo of Cocrystal Pharma, Inc.
Step 4: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 5: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 7:00 PM EASTERN TIME ON AUGUST 5, 2018.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE JULY 17, 2018.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.equitystock.com	proxy@equitystock.com
1-855-557-4647	1-646-201-9006	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

How to attend the meeting and vote in person: Please come to 4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA 33137 on august 6, 2018 at 2:00 PM eastern time to attenD the meeting and vote in person.

Voting items

The board of directors recommends that you vote “for” the following:

1.	To elect six members to the Board of Directors.

Nominees:

1a.	Raymond Schinazi

1b.	Gary Wilcox

1c.	David Block

1d.	Phillip Frost

1e.	Jane Hsiao

1f.	Steven Rubin

2.	To approve an amendment to Cocrystal’s Certificate of Incorporation to reduce the number of shares of common stock Cocrystal is authorized to issue from 800,000,000 to 100,000,000.

3.	To approve, on an advisory basis, Cocrystal’s Named Executive Officer compensation.

4.	To ratify the appointment of Cocrystal’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON JUNE 11, 2018 AS THE RECORD DATE FOR THE DETERMINATION OF MEMBERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE OUR ORDINARY SHARES THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE.

YOUR VOTE IS IMPORTANT!